Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

OF

NATIONAL FINANCIAL PARTNERS CORP.

OFFER TO PURCHASE FOR CASH

ANY AND ALL OF ITS OUTSTANDING 0.75% CONVERTIBLE SENIOR NOTES DUE 2012

CUSIP NUMBER 63607P AA7

PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 9, 2010

The Offer and your withdrawal rights will expire at 12:00 midnight, New York City time, on July 7, 2010, unless extended (such date and time, as it may be extended, the “Expiration Date”) or earlier terminated by NFP. Holders must validly tender (and not validly withdraw) their Notes on or prior to the Expiration Date in order to receive payment for the Notes. Your acceptance of the Offer may only be withdrawn under the circumstances described in this Letter of Transmittal and the Offer to Purchase.

The Tender Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Bankers and brokers: (212) 269-5550 (Collect)

All others: 1-800-769-4414 (U.S. toll free)

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile Transmission (for Eligible Institutions only):

D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, NY 10005 Attn: Elton Bagley	(212) 809-8838 Attn: Elton Bagley Confirmation: (212) 493-6996

DELIVERY OF THIS LETTER OF TRANSMITTAL (AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THIS “LETTER OF TRANSMITTAL”) TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meanings given them in the related Offer to Purchase dated June 9, 2010 (as it may be amended or supplemented from time to time, the “Offer to Purchase”).

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

This Letter of Transmittal is to be completed by a Holder desiring to tender Notes unless such Holder is executing the tender through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). This Letter of Transmittal need not be completed by a Holder tendering Notes through ATOP.

For a description of certain procedures to be followed in order to tender Notes through ATOP or otherwise, see “Terms of the Offer—Procedures for Tendering” in the Offer to Purchase and the instructions to this Letter of Transmittal.

TENDERING OF NOTES

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

DESCRIPTION OF NOTES

Name(s) and Address(es) of Holder(s)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

Total Principal Amount of Notes:

*	Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC’s ATOP procedures for transfer (see below).
**	Unless otherwise specified, it will be assumed that the entire aggregate principal amount of the Notes described above is being tendered. See Instruction 4. Only Holders may validly tender their Notes pursuant to the Offer.

The names and addresses of the Holders should be printed exactly as they appear on the certificates representing the tendered Notes. The Notes and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to National Financial Partners Corp. (“NFP’), upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal (collectively, the “Offer Documents”), receipt of which is hereby acknowledged, the principal amount of Notes indicated in the table above labeled “Description of Notes” under the column heading “Principal Amount Tendered” within such table (or, if nothing is indicated in that column, then the entire aggregate principal amount represented by the Notes described in such table). The undersigned represents and warrants that the undersigned has read the Offer Documents and agrees to all of the terms and conditions herein and therein.

Subject to, and effective upon, the acceptance for payment of the Notes tendered in accordance with the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, NFP, all right, title and interest in and to all of the tendered Notes and releases and discharges NFP from any and all claims the Holder may have now, or may have in the future, arising out of, or related to, such Notes, including, without limitation, any claims that the Holder is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any repurchase, redemption or defeasance of the Notes. The undersigned hereby irrevocably constitutes and appoints the Tender Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Tender Agent also acts as the agent of NFP, with respect to tendered Notes, and with full powers of substitution and revocation:

•	to present such Notes and all evidences of transfer and authenticity to, or transfer of ownership of, such Notes on the account books maintained by DTC to, or upon the order of, NFP; and

•	to receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes,

all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase. The above granted power of attorney is deemed to be an irrevocable power of attorney coupled with an interest.

If the undersigned is not the registered Holder listed in the box above labeled “Description of Notes” under the column heading “Principal Amount Tendered” or the Holder’s legal representative or attorney in-fact, then in order to validly tender, the undersigned must obtain and deliver with this Letter of Transmittal Notes that are endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Notes on behalf of such registered Holder, in any case signed exactly as the name of the registered Holder appears on the Notes, with the signatures on the certificates or instruments of transfer guaranteed as described below.

The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer. NFP’s acceptance of such Notes for payment will constitute a binding agreement between the undersigned and NFP upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that NFP will be deemed to have accepted for payment (and thereby purchased) tendered Notes, or defectively tendered Notes with respect to which NFP has, or has caused to be, waived such defect, if, as and when NFP gives written notice to the Tender Agent of its acceptance for payment of such Notes.

The undersigned hereby represents and warrants that:

•	the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby;

•

when such tendered Notes are accepted for payment, and paid for, by NFP pursuant to the Offer, NFP will acquire good and unencumbered title to the Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to adverse claims or rights; and

•

the undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or by NFP to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

The undersigned understands that NFP reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates the right to purchase all or any of the Notes validly tendered pursuant to the Offer, but any such transfer or assignment will not relieve NFP of its obligations under the Offer and will not prejudice the undersigned’s right to receive payment for Notes validly tendered and not validly withdrawn and accepted for payment pursuant to the Offer.

All authority herein conferred or agreed to be conferred by this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Tender Agent, until receipt by the Tender Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to NFP. All questions as to the form of all documents and the validity, including time of receipt, acceptance for payment and withdrawal of tendered Notes, will be determined by NFP, in its sole discretion, which determination will be final and binding.

Unless otherwise indicated herein in the box below labeled “A. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned, and in the case of Notes tendered by book-entry transfer, by credit to the account of DTC. Unless otherwise indicated herein in the box below labeled “B. Special Payment Instructions,” the undersigned hereby request(s) that any checks for payments to be made in connection with the Offer be issued to the order of, and delivered to, the undersigned.

If the “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

The undersigned recognizes that NFP has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any Notes from the names of the registered Holder(s) thereof if NFP does not accept for purchase any of such tendered Notes. In the event that the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes” within this Letter of Transmittal.

Name

Address

Tax Identification or Social Security Number

B. SPECIAL PAYMENT INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if checks are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes” within this Letter of Transmittal.

Name

Address

Tax Identification or Social Security Number

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS REGARDLESS OF WHETHER

NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes listed in the box above labeled “Description of Notes” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

This Letter of Transmittal must be signed by the Holder(s) exactly as its name(s) appear(s) on certificate(s) representing Notes, or if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Registered Holder(s) or Authorized Signatory

(see Guarantee requirement below)

Dated:

Name:

Capacity (Full Title):

Address:

Area Code and Telephone Number:

Tax Identification or Social Security Number:

(COMPLETE ACCOMPANYING IRS FORM W-9 OR APPLICABLE IRS FORM W-8)

MEDALLION SIGNATURE GUARANTEE

(IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

Eligible Institution Guaranteeing Signature:

Signature:

Name:

Title:

Eligible Institution Address:

Area Code and Telephone Number:

Dated:

[Place Seal Here]

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Notes are tendered (i) by the registered Holder of such Notes, or by a participant in DTC whose name appears on a security position listing as the owner of such Notes, and that Holder has not completed either of the boxes entitled “A. Special Issuance/Delivery Instructions” or “B. Special Payment Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for unpurchased Notes are to be issued to a person other than the registered Holder, the signatures on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

2.	Delivery of Letter of Transmittal and Notes. This Letter of Transmittal is to be completed by Holders if:

•	certificates for tendered Notes are to be physically delivered to the Tender Agent; or

•

tender of Notes is to be made by book-entry transfer to the Tender Agent’s account at DTC pursuant to the procedures for book-entry transfer set forth under the caption “Terms of the Offer—Procedures for Tendering” in the Offer to Purchase, and instructions are not being transmitted through ATOP.

For a Holder to validly tender Notes pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof), with any required signature guarantee, or (in the case of a book-entry transfer) an Agent’s Message in lieu of this Letter of Transmittal, and any other required documents, must be received by the Tender Agent at its address set forth herein on or before the Expiration Date. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE TENDER AGENT. DELIVERY WILL BE DEEMED MADE ONLY WHEN DOCUMENTS ARE ACTUALLY RECEIVED BY THE TENDER AGENT.

The method of delivery of this Letter of Transmittal, certificates for Notes and all other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the election and risk of the tendering Holder. If a Holder chooses to deliver by mail, the recommended method is by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery to the Tender Agent.

Alternative, conditional or contingent tenders will not be considered valid. All tendering Holders, by execution of this Letter of Transmittal, or a facsimile hereof, waive any right to receive any notice of the acceptance of their Notes for payment.

3.	Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached to this Letter of Transmittal.

4.	Partial Tenders. Tenders of Notes will be accepted only in integral multiples of $1,000 principal amount. If Holders wish to tender with respect to less than the entire principal amount of any Notes submitted, Holders must fill in the principal amount that is to be tendered in the column entitled “Principal Amount Tendered” in the table above labeled “Description of Notes.” The entire principal amount that is represented by the Notes delivered to the Tender Agent will be deemed to have been tendered, unless otherwise indicated. In the case of a partial tender of Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal.

5.	Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to NFP of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

If this Letter of Transmittal is signed other than by the registered Holders of the Notes listed, the Notes must be endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Notes on behalf of such registered Holders, in any case signed exactly as the name or names of the registered Holders appear on the Notes, with the signatures on the certificates or instruments of transfer guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

6.	Special Issuance and Delivery Instructions. If a check and/or certificates for Notes representing principal amounts not tendered or not accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such Notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate “A. Special Issuance/Delivery Instructions” or “B. Special Payment Instructions” box on this Letter of Transmittal should be completed. All Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Notes were delivered.

7.	Transfer Taxes. Except as set forth in this Instruction 7, NFP will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to NFP, or to NFP’s order, pursuant to the Offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8.	Irregularities. NFP will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes and its determination shall be final and binding on all parties. NFP reserves the absolute right to reject any and all tenders of Notes determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. NFP also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Notes and NFP’s interpretation of the terms of the Offer (including these instructions) shall be final and binding on all parties. No tender of Notes will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as NFP shall determine. None of NFP, the Dealer Managers, the Tender Agent, the Information Agent or the Trustee or any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

9.	Waiver of Conditions. The conditions to the Offer are for the sole benefit of NFP. The conditions may be asserted by NFP regardless of the circumstances, including any action or inaction by NFP, giving rise to such condition or may be waived by NFP in whole or in part at any time and from time to time in its sole discretion prior to the Expiration Date. The failure of NFP at any time to exercise any of its rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

10.	IRS Form W-9 or W-8. Each tendering Holder must either (i) provide the Tender Agent with a correct taxpayer identification number (“TIN”), generally the Holder’s social security or federal employer identification number, and with certain other information, on Internal Revenue Service (“IRS”) Form W-9, which is provided herein, and certify, under penalty of perjury, that such TIN is correct, such Holder is not subject to backup withholding and such Holder is a United States person or (ii) establish another basis for exemption from backup withholding. Certain Holders (including, among others, certain foreign individuals) are not subject to backup withholding and reporting requirements. See the enclosed IRS Form W-9 for additional instructions. A foreign person (including a foreign corporation) may qualify as an exempt recipient by submitting to the Tender Agent a properly completed applicable IRS Form W-8, signed under penalties of perjury, attesting to that Holder’s exempt status. An applicable Form W-8 can be obtained from the Tender Agent.

11.	Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer Documents may be directed to the Dealer Managers or the Information Agent at their respective telephone numbers set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

IMPORTANT: This Letter of Transmittal, or a facsimile hereof, together with Notes and all other required documents, must be received by the Tender Agent on or before the Expiration Date in order for Holders to receive the Purchase Price, plus accrued and unpaid interest up to the Settlement Date, for Notes tendered hereby.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶
☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— Any estate (other than a foreign estate) or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

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Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for …	THEN the payment is exempt for …
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt recipients 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

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Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338)

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a Holder whose tendered Notes are accepted for payment is generally required to provide the Tender Agent with such Holder’s correct TIN on IRS Form W-9 below or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual Holder’s social security number or a Holder’s employer identification number. If the Tender Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment. In addition, any payment made to a Holder with respect to Notes purchased pursuant to the Offer may be subject to U.S. backup withholding tax (currently set at 28% of the payment). If a Holder is required to provide a TIN but does not have the TIN, the Holder should consult its own tax advisor regarding how to obtain a TIN. If the Tender Agent is not provided with a required TIN by such Holder by the time of the payment the U.S. backup withholding tax may apply.

U.S. backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Certain Holders (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements. Foreign Holders must establish their status as exempt recipients from backup withholding and can do so by submitting to the Tender Agent a properly completed applicable IRS Form W-8 (available from the Tender Agent), signed, under penalties of perjury, attesting to such Holder’s exempt foreign status.

The amount received by a Non-U.S. Holder pursuant to the Offer that is attributable to interest on the Notes is subject to 30% U.S. federal withholding tax unless the Non-U.S. Holder has provided a properly certified applicable IRS Form W-8.

Holders are urged to consult their own tax advisors to determine whether they are exempt from backup withholding or other withholding taxes.

The Holder may be required to give the Tender Agent the TIN of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed IRS Form W-9 for additional guidance on which number to report.

Any questions or requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Dealer Managers or the Information Agent as set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Tender Agent and Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Bankers and brokers: (212) 269-5550 (Collect)

All others: 1-800-769-4414 (U.S. toll-free)

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile Transmission (for Eligible Institutions only):

D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, NY 10005 Attn: Elton Bagley	(212) 809-8838 Attn: Elton Bagley Confirmation: (212) 493-6996

The Dealer Managers for the Offer are:

BofA Merrill Lynch	Goldman, Sachs & Co.

214 North Tryon Street, 17th Floor Charlotte, North Carolina 28255 Attention: Debt Advisory Services (888) 292-0070 (toll-free) (980) 388-9217 (collect)	200 West Street New York, New York 10282-2198 Attention: Liability Management Group (800) 828-3182 (toll-free) (212) 902-5183 (collect)